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                                                                    EXHIBIT 21.1

              SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.(1)
                             AS OF JANUARY 31, 2004

NAME OF SUBSIDIARY COMPANY                                                                          PLACE OF INCORPORATION
--------------------------                                                                          ----------------------
Travelers Property Casualty Corp.                                                                        Connecticut
  Constitution Plaza, Inc.                                                                               Connecticut
  The Travelers Asset Funding Corp.                                                                      Connecticut
  Travelers Insurance Group Holdings Inc.                                                                 Delaware
       The Standard Fire Insurance Company                                                               Connecticut
            AE Properties, Inc.                                                                          California
                 Bayhill Restaurant II Associates                                                        California
                 Industry Land Development Company                                                       California
                      Industry Partners                                                                  California
            Standard Fire UK Investments, L.L.C.                                                          Delaware
            The Automobile Insurance Company of Hartford, Connecticut                                    Connecticut
                 Auto Hartford Investments LLC                                                            Delaware
                 European GREIO/AIC Real Estate Investments LLC                                           Delaware
                 TIC/Nevada La Entrada, L.L.C.                                                            Delaware
            Travelers ALPHA Holdings, Inc.                                                               Connecticut
                 TIMCO ALPHA I, L.L.C.                                                                   Connecticut
            Travelers Information Services Inc.(3)                                                       Connecticut
            Citigroup Alternative Investments Opportunity Fund IV, L.L.C.                                 Delaware
            Citigroup Alternative Investments Opportunity Fund V (International), L.L.C.                  Delaware
            Citigroup Alternative Investments Opportunity Fund V (Domestic), L.L.C.                       Delaware
            Travelers Personal Security Insurance Company                                                Connecticut
             Travelers Property Casualty Insurance Company                                               Connecticut
            Travelers Personal Insurance Company                                                         Connecticut
       The Travelers Indemnity Company                                                                   Connecticut
            Arch Street North LLC                                                                         Delaware
            Associates Lloyds Insurance Company                                                             Texas
            BAP Investor Pine, Inc.                                                                       Delaware
            Commercial Insurance Resources, Inc.(2)                                                       Delaware
                 Gulf Brokerage Services, Inc.                                                            Delaware
                      Gillingham & Associates Inc.                                                        Colorado
                      Gulf Marketing Services, Inc.                                                       Delaware
                      The Outdoorsman Agency, Inc.                                                     South Carolina
                 Gulf Insurance Company                                                                  Connecticut

                                                                    EXHIBIT 21.1

              SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.(1)
                             AS OF JANUARY 31, 2004

NAME OF SUBSIDIARY COMPANY                                                                          PLACE OF INCORPORATION
--------------------------                                                                          ----------------------
                      Atlantic Insurance Company                                                            Texas
                      Gulf Group Lloyds                                                                     Texas
                      Gulf Risk Services, Inc.                                                            Delaware
                      Gulf Underwriters Insurance Company                                                Connecticut
                      Select Insurance Company                                                              Texas
            European GREIO/TINDC Real Estate Investments LLC                                              Delaware
            Gulf Insurance Holdings U.K. Limited                                                       United Kingdom
                 Travelers Casualty and Surety Company of Europe, Limited                              United Kingdom
                 Gulf Underwriting Holdings Limited                                                    United Kingdom
                      Gulf Underwriting Limited                                                        United Kingdom
            Countersignature Agency, Inc.                                                                  Florida
            Cripple Creek Venture Partner  L.P.                                                           Colorado
            First Floridian Auto and Home Insurance Company                                                Florida
            First Trenton Indemnity Company                                                              New Jersey
                 Red Oak Insurance Company                                                               New Jersey
            GREIO Islamic Debt L.L.C.                                                                     Delaware
            GREIO Islamic Equity L.L.C.                                                                   Delaware
            Midkiff Development Drilling Program, L.P.(3)                                                 Delaware
            Travelers Distribution Alliance, Inc.                                                         Delaware
            Travelers Indemnity U.K. Investments L.L.C.                                                  Connecticut
                       EM Special Opportunities TPC Ltd.                                                  Delaware
            The Charter Oak Fire Insurance Company                                                       Connecticut
            The Northland Company                                                                         Minnesota
                 Associates Insurance Company                                                              Indiana
                      Commercial Guaranty Insurance Company                                               Delaware
                 Jupiter Holdings, Inc.                                                                   Minnesota
                      American Equity Insurance Company                                                    Arizona
                           American Equity Specialty Insurance Company                                   California
                      Mendota Insurance Company                                                           Minnesota
                           Mendakota Insurance Company                                                    Minnesota
                           Mendota Insurance Agency, Inc.                                                   Texas
                      Northland Insurance Company                                                         Minnesota
                           Northfield Insurance Company                                                     Iowa

                                                                    EXHIBIT 21.1

              SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.(1)
                             AS OF JANUARY 31, 2004

NAME OF SUBSIDIARY COMPANY                                                                          PLACE OF INCORPORATION
--------------------------                                                                          ----------------------
                           Northland Casualty Company                                                     Minnesota
                      Northland Risk Management Service, Inc.                                             Minnesota
            The Phoenix Insurance Company                                                                Connecticut
                 Constitution State Services L.L.C.                                                       Delaware
                 Phoenix UK Investments, L.L.C.                                                           Delaware
                 The Travelers Indemnity Company of America                                              Connecticut
                 The Travelers Indemnity Company of Connecticut                                          Connecticut
                 Travelers Property Casualty Company of America                                          Connecticut
            The Premier Insurance Company of Massachusetts                                              Massachusetts
            The Travelers Home and Marine Insurance Company                                              Connecticut
            The Travelers Lloyds Insurance Company                                                          Texas
            The Travelers Marine Corporation                                                             California
            TI Home Mortgage Brokerage, Inc.                                                              Delaware
            TINDY RE Investments, Inc.                                                                   Connecticut
                 Citigroup Alternative Investments Limited Real Estate
                        Mezzanine Investments I, LLC                                                      Delaware
                 Citigroup Alternative Investments European Real Estate
                        Investments I, L.L.C.                                                             Delaware
                 Citigroup Alternative Investments Limited Real Estate Mezzanine
                        Investments II, L.L.C.                                                            Delaware
            TravCo Insurance Company                                                                     Connecticut
            Travelers Bond Investments, Inc.                                                             Connecticut
            Travelers Commercial Casualty Company                                                        Connecticut
            Travelers Medical Management Services Inc.                                                    Delaware
            Travelers Specialty Property Casualty Company                                                Connecticut
       TPC Investments Inc.                                                                              Connecticut
            TPC UK Investments LLC                                                                        Delaware
       Travelers (Bermuda) Limited                                                                         Bermuda
       Travelers Alternative Strategies Inc.                                                             Connecticut
       Travelers Casualty and Surety Company                                                             Connecticut
            AE Development Group, Inc.                                                                   Connecticut
            Charter Oak Services Corporation                                                              New York
            Farmington Casualty Company                                                                  Connecticut
                 Travelers ALPHA Holdings, Inc.                                                          Connecticut
                      TIMCO ALPHA I, L.L.C.                                                              Connecticut
                 Travelers MGA, Inc.                                                                        Texas

                                                                    EXHIBIT 21.1

              SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.(1)
                             AS OF JANUARY 31, 2004

NAME OF SUBSIDIARY COMPANY                                                                          PLACE OF INCORPORATION
--------------------------                                                                          ----------------------
            TCS European Investments Inc.                                                                Connecticut
            TCS International Investments Ltd.                                                         Cayman Islands
            TCSC RE Investments Inc.                                                                     Connecticut
            Travelers Casualty and Surety Company of America                                             Connecticut
            Travelers Casualty and Surety Company of Canada                                                Canada
            Travelers Casualty Insurance Company of America                                              Connecticut
            Travelers Casualty Company of Connecticut                                                    Connecticut
            Travelers Casualty UK Investments, L.L.C.                                                    Connecticut
            Travelers Commercial Insurance Company                                                       Connecticut
            Travelers Excess and Surplus Lines Company                                                   Connecticut
            Travelers Information Services, Inc.(3)                                                      Connecticut
            Travelers Lloyds of Texas Insurance Company                                                     Texas
            Travelers PC Fund Investments, Inc.                                                          Connecticut
                 Tribeca Investments, L.L.C.                                                              Delaware
                 Tribeca TPC Investments Ltd                                                              Delaware
                 Urban Diversified Properties, Inc.                                                      Connecticut
       Travelers P&C Capital I                                                                            Delaware
       Travelers P&C Capital II                                                                           Delaware
       Travelers P&C Capital III                                                                          Delaware
   TAP Capital I                                                                                          Delaware
   TAP Capital II                                                                                         Delaware
   TAP Capital III                                                                                        Delaware
   TAP Capital IV                                                                                         Delaware

(1) Organization chart includes all insurance company entities. Also includes non-insurance companies with a 50% or greater voting percentage.

(2) The Travelers Indemnity Company owns 83.1% of Commercial Insurance Resources, Inc.

(3) Partially owned by more than one subsidiary of Travelers Property Casualty Corp.